Page  1
                         SECURITIES EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event Reported)    September  20,  1999
                                                    --------------------

                            PETROMINERALS CORPORATION
                            -------------------------
                          (Exact  Name  of  Registrant)

                                STATE OF DELAWARE
                                -----------------
                            (State of  Incorporation)

          1-6336                                        NO. 95-2573652
         ------                                         --------------
(Commission  File Number)                    ( I. R. S. Employer Identification)

     27241  BURBANK  FOOTHILL  RANCH                      92610-2500
     -------------------------------                      ----------
(Address  of  Principal  Executive  Offices)              (Zip  Code)

           (626)  284-8842
            ---------------
(Registrant's  Telephone  Number,  Including  Area  Code)


(Former  Address,  if  Changed  Since  Last  Report)

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ITEM  1.  CHANGES  IN  CONTROL  OF  REGISTRANT
--------  ----------------------------------------

      N/A

ITEM  2.  ACQUISITION  OR  DISPOSITION  OF  ASSETS
--------  ----------------------------------------

     Petrominerals Corporation has completed the acquisition of a 25% interest in a natural gas field in southwest Wyoming. Current production from the field is 700 mcfd (155 mcfd net) from two active wells. The Company has committed to participate in the drilling of two additional wells by year end, and has identified two shut-in wells that it plans to return to production later in the year.
The Company is purchasing a significant acreage position (1500 net) and the operator is currently adding to that lease position.

ITEM  3.  BANKRUPTCY  OR  RECEIVERSHIP
--------  ----------------------------
     N/A

ITEM  4.  CHANGES  IN  REGISTRANT'S  CERTIFYING  ACCOUNTANT
--------  -------------------------------------------------

     N/A


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ITEM  5.  OTHER  EVENTS
--------  -------------

CHANGE  IN  OFFICERS  AND  DIRECTORS
     Daniel H. Silverman has joined the company as Executive Vice President of Business Development and Chief Operating Officer. He will be responsible for managing all of Petrominerals' acquisition, corporate finance and operating activities. Most recently, Silverman was Managing Director of Acquisitions and Divestitures and a member of the Board of Directors of Torch Energy Advisors.

     David H. Davidson has resigned as a Director of the company stating that his trips to California are becoming less frequent and his ability to make a contribution will be diminished.

ITEM  6.    RESIGNATION  OF  REGISTRANT'S  DIRECTORS
-------     ----------------------------------------

     See  Item  5

ITEM  7.    FINANCIAL  STATEMENTS  AND  EXHIBITS
-------     ------------------------------------

(a)         Financial  Statements.

             N/A

(b)         Exhibits

            Press  release  Dated    September  20,  1999          Page  4
            Press  release  Dated  September  22,  1999          Page  5

ITEM  8.    CHANGE  IN  FISCAL  YEAR
--------    ------------------------

     N/A

ITEM  9.    SALES  OF  EQUITY  SECURITIES  PURSUANT  TO  REGULATION  S
--------    --------------------------------------------------------

     N/A


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed by the undersigned hereunto duly authorized.

     PETROMINERALS  CORPORATION


Dated:  October  5,  1999                    By   /s/ Morris V. Hodges
                                                  --------------------
                                                  Morris  V.  Hodges,  President
                                                  and  Chief  Financial  Officer





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                            Petrominerals Corporation
                                  27241 Burbank
                      Foothill Ranch, California 92610-2500
                   Telephone (949) 588-2645 Fax (949) 588-2647

For  Immediate  Release

PETROMINERALS  ANNOUNCES  THE  ACQUISITION  OF  INTEREST  IN  WYOMING  GAS FIELD

Foothill  Ranch,  CA,  September  20,  1999 - Petrominerals Corporation (NASDAQ:
PTRO) announced that it has completed the acquisition of a 25% interest in a natural gas field in southwest Wyoming. Current production from the field is 700 mcfd (155 mcfd net) from two active wells. The Company has committed to participate in the drilling of two additional wells by year-end, and has identified two shut-in wells that it plans to return to production later in the year.

The Company is purchasing a significant acreage position (1500 net) and the operator is currently adding to that lease position. The acquisition also includes a field-wide gas gathering system with significant excess capacity. Estimated net reserves are 130 mmcf and 80 mmcf for the two producing wells and the two shut-in wells respectively.
The field is located in a prolific gas-producing region. Based on new geologic mapping and modern completion technology, the Company expects that it could have a total of six to eight additional drilling locations beyond the required initial two wells. The Company estimates gross recoveries from these formations of 1.1 BCF (250 mmcf net) per well based on offsetting production information.

"This acquisition is the first step in Petrominerals' strategy to grow the Company through well placed, strategic acquisitions with development potential," said Morris Hodges, President and Chief Executive Officer of Petrominerals. "It is our plan to complete additional transactions of this nature in our bid to re-deploy the proceeds from last year's property sale."

Petrominerals is a California-based company engaged in the exploration for, and the acquisition, exploitation, development and production of crude oil and natural gas.

Contact:          Petrominerals  Corporation           Phone:     (949) 588-2645
     Morris  V.  Hodges,  President          Fax:          (949)  588-2647

This  press  release includes "forward-looking" statements within the meaning of
Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934. All statements other than statements of historical facts included in this press release, including without limitation, business strategies, estimated reserves and production volumes, plans and objectives of management of the Company for future operations, and capital expenditures are forward-looking statements. Although the Company believes that the assumptions upon which such forward-looking statements are based are reasonable, it can give no assurances that such assumptions will prove to have been correct. Important factors that could cause actual results to differ materially from the Company's expectations ("Cautionary Statements") and projections include volatility in oil and gas prices, operating risks, the risks associated with reserve replacement, competition from other companies and other factors set forth in the Company's Annual Report on Form 10-X filed with the SEC and incorporated herein. All subsequent written and oral forward-looking statements and projections attributable to the Company or to persons acting on its behalf are expressly qualified by the Cautionary Statements.



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                            Petrominerals Corporation
                                  27241 Burbank
                      Foothill Ranch, California 92610-2500
                   Telephone (949) 588-2645 Fax (949) 588-2647



For  Immediate  Release

DANIEL  SILVERMAN  NAMED  EXECUTIVE  VICE  PRESIDENT  OF
PETROMINERALS  CORPORATION

Foothill Ranch, California- September 22, 1999 - Petrominerals Corporation (NASDAQ: PTRO) announced today that Daniel H. Silverman has joined the company as Executive Vice President of Business Development and Chief Operating Officer. He will be responsible for managing all of Petrominerals' acquisition, corporate finance and operating activities.

Most recently, Silverman was Managing Director of Acquisitions and Divestitures and a member of the Board of Directors of Torch Energy Advisors. Silverman joined Torch in 1995 and managed the completion of $700 million in acquisitions, including Nuevo's $492 million purchase of UNOCAL's upstream California assets and Bellwether's $182 million purchase of the Torch managed institutional partnerships. From 1992 to 1995, Silverman was Manager of Acquisitions and Divestitures at Apache Corporation. At Apache. he was involved in over $1 billion of transactions, including the $102 million purchase of Crystal Oil, the $250 million purchase of Dekalb and the $494 million purchase of assets from Texaco. Silverman holds a B.S. in Petroleum Engineering from the University of Texas at Austin and a M.S. in Mineral Economics from the Colorado School of Mines.

"With his extensive experience in identifying, evaluating and closing transactions, Dan is a perfect choice to implement Petrominerals' strategy to redeploy the proceeds of last year's asset sale though strategic acquisitions", said Morris Hodges, President and Chief Executive Officer of Petrominerals. "Dan also brings corporate finance and management expertise that the company will need in order to grow beyond its current asset base."

     Petrominerals is a California-based Company engaged in the exploration for, and the acquisition, exploration, development and production of crude oil and natural gas.